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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         C U R R E N T       R E P O R T

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 13, 1996
                                                -------------------------

                              CALIBER SYSTEM, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                         0-10716                 34-1365496
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

                  3560 W. Market Street, Akron, Ohio 44334-0459
                  ---------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code     (330) 665-5646
                                                   ----------------------

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Caliber System, Inc. Form 8-K

                         INFORMATION REQUIRED IN REPORT

Item 5.  Other Events
---------------------

The Registrant's news releases dated November 13 and 14, 1996, copies of which are attached hereto as Exhibit 99, are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits.

       See Exhibit Index

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                CALIBER SYSTEM, INC.
                                          ----------------------------------
                                                     REGISTRANT

Date: November 15, 1996                   By: /S/ JOHN E. LYNCH
    --------------------------                ------------------------------
                                             John E. Lynch
                                             Vice President, General Counsel
                                             and Secretary




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                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------

       99.1     Caliber System, Inc. News Release dated November 13, 1996.

       99.2     Caliber System, Inc. News Release dated November 14, 1996.